UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2016

Paragon Offshore plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700
Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

+44 20 330 2300
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously reported, on February 14, 2016, Paragon Offshore plc (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

In connection with the Bankruptcy Cases, on March 24, 2016, the Debtors filed an amended plan of reorganization (the “Amended Plan”) and disclosure statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. Copies of the Amended Plan and Amended Disclosure Statement are available at http://www.kccllc.net/paragon. The Amended Disclosure Statement includes the revised financial projections and valuation analysis of the Company. In addition, the Amended Disclosure Statement amended two risk factors contained therein. A copy of the Company’s revised financial projections contained in the Amended Disclosure Statement is attached hereto as Exhibit 99.1, a copy of the Company’s revised valuation analysis contained in the Amended Disclosure Statement is attached hereto as Exhibit 99.2 and a copy of the amended risk factors contained in the Amended Disclosure Statement are attached hereto as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1,  99.2 and 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1,  99.2 and 99.3, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risks associated with the Company’s reorganization, the ability of the Company to implement the transaction contemplated by the Amended Plan in Bankruptcy Court, the general nature of the oil and gas industry, actions by regulatory authorities, customers and other third parties, and other factors detailed in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, and in its other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Updated Financial Projections
99.2	Updated Valuation Analysis
99.3	Amended Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

March 24, 2016	By:	/s/ Steven A. Manz
Name: Steven A. Manz
Title: Senior Vice-President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Updated Financial Projections
99.2	Updated Valuation Analysis
99.3	Amended Risk Factors